UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2007

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32853	20-2777218
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY OHIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-1232	31-0240030
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

139 East Fourth Street, Cincinnati, Ohio  45202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY INDIANA, INC.

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-3543	35-0594457
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1000 East Main Street, Plainfield, Indiana  46168

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events.

As previously reported in the registrants’ prior disclosures, in 1999-2000, the U.S. Justice Department, acting on behalf of the EPA, filed a number of complaints and notices of violation against multiple utilities across the country for alleged violations of the New Source Review (NSR) provisions of the Clean Air Act (CAA).  Generally, the government alleged that projects performed at various coal-fired units were major modifications, as defined in the CAA, and that the utilities violated the CAA when they undertook those projects without obtaining permits and installing emission controls for SO2, NOx and particulate matter.  The complaints seek (1) injunctive relief to require installation of pollution control technology on various allegedly violating generating units, and (2) unspecified civil penalties in amounts of up to $27,500 per day for each violation.  A number of Duke Energy’s owned and operated plants have been subject to these allegations and lawsuits.  The registrants assert that there were no CAA violations because the applicable regulations do not require permitting in cases where the projects undertaken are “routine” or otherwise do not result in a net increase in emissions.

In particular, in November 1999, the United States brought a lawsuit in the United States Federal District Court for the Southern District of Indiana against Cinergy Corp., Duke Energy Ohio, Inc., and Duke Energy Indiana, Inc. alleging various violations of the CAA for various projects at six of Cinergy’s owned and co-owned generating stations in the Midwest. Additionally, the suit claims that Cinergy violated an Administrative Consent Order entered into in 1998 between the EPA and Cinergy relating to alleged violations of Ohio’s State Implementation Plan (SIP) provisions governing particulate matter at Unit 1 at Duke Energy Ohio’s W.C. Beckjord Station.  In addition, three northeast states and two environmental groups have intervened in the case.

In August 2005, the district court ruled that in determining whether a project was projected to increase annual emissions, it would not hold hours of operation constant.  In June 2007, the district court granted the government’s motions for partial summary judgment, concluding that certain of the specified projects included in the government’s claim were not “routine”.  The district court also rejected Cinergy’s affirmative defense that it was not given fair notice of the legal standards that apply in determining whether a project was projected to result in emissions increases and whether a project qualified for the “routine” exception to NSR.  The registrants anticipate a jury trial being set for 2008 to determine whether the projects were expected to result in a net increase in emissions.  Liability and remedy phases of the case are bifurcated, and no date for a remedy trial has been set at this point.   It is not possible to predict with certainty whether the registrants will incur any liability or to estimate the damages, if any, that the registrants might incur in connection with this matter.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: June 25, 2007	By:	/s/Steven K. Young
	Name:	Steven K. Young
	Title:	Senior Vice President and Controller

DUKE ENERGY OHIO, INC.

Date: June 25, 2007	By:	/s/Steven K. Young
	Name:	Steven K. Young
	Title:	Senior Vice President and Controller

DUKE ENERGY INDIANA, INC.

Date: June 25, 2007	By:	/s/Steven K. Young
	Name:	Steven K. Young
	Title:	Senior Vice President and Controller